SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                             AMENDED CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 1997



                               GOLF VENTURES, INC.
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              Exact name of registrant as specified in its charter



       Utah                         0-21337                    87-0403864
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State or other jurisdiction     Commission File No.         IRS Employer ID #
of incorporation


           255 South Orange Avenue, Suite 1515, Orlando, Florida 32801
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               Address and zip code of principal executive offices



                                  407-245-7557
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                          Registrant's telephone number


   On May 6, 1998,  Registrant  filed a report  on Form  8-K/A disclosing, among other things, information concerning a change in outside auditors. Inadvertantly, a letter from the outgoing auditors was omitted from the exhibits filed on May 6, 1998. This filing is made exclusively for the purpose of filing the previously omitted exhibit.



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Item 1. Changes in Control of Registrant

          Not Applicable.

Item 2. Acquisition or Disposition of Assets

          Not Applicable.

Item 3.  Bankruptcy or Receivership

          Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant

   On March 13, 1998, the Company formally terminated its independent auditor relationship with Jones Jensen & Co. (A response letter from Jones Jensen & Co. is attached to this filing as an exhibit.)

   Each of Jones, Jensen's reports on the financial statements of the Company for the fiscal years ended March 31, 1997 and 1996 were qualified as to uncertainty with respect to the Company's ability to continue as a going concern.

   The decision to change accountants was approved by the Company's Board of Directors.

   During the fiscal years ended March 31, 1997 and 1996, and during the period April 1, 1997 through March 13, 1998, there were no disagreements with Jones, Jensen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or any reportable event.

   On March 19, 1998, the Company formally engaged BDO Seidman LLP ("BDO") as its independent auditors who will audit and report on the financial statements of the Company for the fiscal year ended December 31, 1997. (A copy of the BDO engagement letter tin attached to this filing as an exhibit.)

   Prior to engaging BDO, neither the Company nor anyone acting on its behalf consulted with BDO regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. In addition, during the Company's fiscal years ended March 31, 1997 and 1996, and the interim period from April 1, 1997 to March 13, 1998, neither the Company nor anyone acting on its behalf consulted with BDO with respect to any matters that were the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5. Other Events

          Not Applicable.

Item 6. Resignation of Registrant's Directors

          Not Applicable.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

          Not Applicable.

Item 8. Changes in Fiscal Year

          Not Applicable.

Item 9. Sales of equity securities pursuant to Regulation S

          Not Applicable.

   The following exhibits are filed with the Report.

         Exhibit No.   Description

            10.1 Letter from Jones, Jensen & Co. recognizing the cessation of the independent auditor relationship.


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                                                     GOLF VENTURES, INC.

                                                     /s/ Warren Stanchina
                                                     ---------------------------
                                                     Warren Stanchina, President

DATED:  May 19, 1998